EXHIBIT 24


                              PECO ENERGY COMPANY
                              -------------------


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS That I, SUSAN W. CATHERWOOD, of Bryn Mawr, PA, do hereby appoint J. F. Paquette, Jr., C. A. McNeill, Jr., and
K. G. Lawrence, or any of them, attorney for me and in my name and on my behalf TO SIGN THE REGISTRATION STATEMENT, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the issue and sale of not more than $250,000,000 principal amount of the Company's Medium Term Notes, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.



Dated: April 13, 1994             /s/SUSAN W. CATHERWOOD
                              _________________________________________
                                     SUSAN W. CATHERWOOD,

                              PECO ENERGY COMPANY
                              -------------------


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS That I, M. WALTER D'ALESSIO, of Philadelphia, PA, do hereby appoint J. F. Paquette, Jr., C. A. McNeill, Jr., and K. G. Lawrence, or any of them, attorney for me and in my name and on my behalf TO SIGN THE REGISTRATION STATEMENT, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the issue and sale of not more than $250,000,000 principal amount of the Company's Medium Term Notes, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.



Dated: April 13, 1994            /s/ M. WALTER D'ALESSIO
                              _________________________________________
                                     M. WALTER D'ALESSIO,

                              PECO ENERGY COMPANY
                              -------------------


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS That I, RICHARD G. GILMORE, of Sarasota, FL, do hereby appoint J. F. Paquette, Jr., C. A. McNeill, Jr., and K. G. Lawrence, or any of them, attorney for me and in my name and on my behalf TO SIGN THE REGISTRATION STATEMENT, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the issue and sale of not more than $250,000,000 principal amount of the Company's Medium Term Notes, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.



Dated: April 13, 1994             /s/RICHARD G. GILMORE
                              _________________________________________
                                     RICHARD G. GILMORE,

                              PECO ENERGY COMPANY
                              -------------------


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS That I, RICHARD H. GLANTON, of Philadelphia, PA, do hereby appoint J. F. Paquette, Jr., C. A. McNeill, Jr., and K. G. Lawrence, or any of them, attorney for me and in my name and on my behalf TO SIGN THE REGISTRATION STATEMENT, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the issue and sale of not more than $250,000,000 principal amount of the Company's Medium Term Notes, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.



Dated: April 13, 1994             /s/RICHARD H. GLANTON
                              _________________________________________
                                     RICHARD H. GLANTON,

                              PECO ENERGY COMPANY
                              -------------------


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS That I, JAMES A. HAGEN, of Villanova, PA, do hereby appoint J. F. Paquette, Jr., C. A. McNeill, Jr., and K. G. Lawrence, or any of them, attorney for me and in my name and on my behalf TO SIGN THE REGISTRATION STATEMENT, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the issue and sale of not more than $250,000,000 principal amount of the Company's Medium Term Notes, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.



Dated: April 13, 1994             /s/JAMES A. HAGEN
                              _________________________________________
                                     JAMES A. HAGEN,

                              PECO ENERGY COMPANY
                              -------------------


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS That I, NELSON G. HARRIS, of Lafayette Hill, PA, do hereby appoint J. F. Paquette, Jr., C. A. McNeill, Jr., and
K. G. Lawrence, or any of them, attorney for me and in my name and on my behalf TO SIGN THE REGISTRATION STATEMENT, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the issue and sale of not more than $250,000,000 principal amount of the Company's Medium Term Notes, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.



Dated: April 13, 1994             /s/NELSON G. HARRIS
                              _________________________________________
                                     NELSON G. HARRIS,

                              PECO ENERGY COMPANY
                              -------------------


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS That I, JOSEPH C. LADD, of Rosemont, PA, do hereby appoint J. F. Paquette, Jr., C. A. McNeill, Jr., and K. G. Lawrence, or any of them, attorney for me and in my name and on my behalf TO SIGN THE REGISTRATION STATEMENT, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the issue and sale of not more than $250,000,000 principal amount of the Company's Medium Term Notes, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.



Dated: April 13, 1994             /s/JOSEPH C. LADD
                              _________________________________________
                                     JOSEPH C. LADD,

                              PECO ENERGY COMPANY
                              -------------------


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS That I, EDITHE J. LEVIT, of Philadelphia, PA, do hereby appoint J. F. Paquette, Jr., C. A. McNeill, Jr., and K. G. Lawrence, or any of them, attorney for me and in my name and on my behalf TO SIGN THE REGISTRATION STATEMENT, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the issue and sale of not more than $250,000,000 principal amount of the Company's Medium Term Notes, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.



Dated: April 13, 1994             /s/EDITHE J. LEVIT
                              _________________________________________
                                     EDITHE J. LEVIT,

                              PECO ENERGY COMPANY
                              -------------------


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS That I, KINNAIRD R. MCKEE, of Oxford, MD, do hereby appoint J. F. Paquette, Jr., C. A. McNeill, Jr., and K. G. Lawrence, or any of them, attorney for me and in my name and on my behalf TO SIGN THE REGISTRATION STATEMENT, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the issue and sale of not more than $250,000,000 principal amount of the Company's Medium Term Notes, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.



Dated: April 13, 1994             /s/KINNAIRD R. MCKEE
                              _________________________________________
                                     KINNAIRD R. MCKEE,

                              PECO ENERGY COMPANY
                              -------------------


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS That I, JOSEPH J. MCLAUGHLIN, of Rosemont, PA, do hereby appoint J. F. Paquette, Jr., C. A. McNeill, Jr., and K. G. Lawrence, or any of them, attorney for me and in my name and on my behalf TO SIGN THE REGISTRATION STATEMENT, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the issue and sale of not more than $250,000,000 principal amount of the Company's Medium Term Notes, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.



Dated: April 13, 1994             /s/JOSEPH J. MCLAUGHLIN
                              _________________________________________
                                     JOSEPH J. MCLAUGHLIN,

                              PECO ENERGY COMPANY
                              -------------------


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS That I, DR. JOHN M. PALMS, of Columbia, SC, do hereby appoint J. F. Paquette, Jr., C. A. McNeill, Jr., and K. G. Lawrence, or any of them, attorney for me and in my name and on my behalf TO SIGN THE REGISTRATION STATEMENT, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the issue and sale of not more than $250,000,000 principal amount of the Company's Medium Term Notes, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.



Dated: April 13, 1994             /s/DR. JOHN M. PALMS
                              _________________________________________
                                     DR. JOHN M. PALMS,

                              PECO ENERGY COMPANY
                              -------------------


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS That I, RONALD RUBIN, of Narberth, PA, do hereby appoint J. F. Paquette, Jr., C. A. McNeill, Jr., and K. G. Lawrence, or any of them, attorney for me and in my name and on my behalf TO SIGN THE REGISTRATION STATEMENT, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the issue and sale of not more than $250,000,000 principal amount of the Company's Medium Term Notes, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.



Dated: April 13, 1994             /s/RONALD RUBIN
                              _________________________________________
                                     RONALD RUBIN,